Credit Suisse Global Automotive Conference September 6, 2007

Management Priorities Improve market credibility and transparency Strengthen market position with value added products and technologies Intense focus on margin improvement through restructuring and operational actions U.K. performance is a top priority Further enhance global footprint and capabilities Maintain financial flexibility Maximize shareholder value Please see appendix for important disclosures regarding "Forward Looking Information".

Assessment of Current Conditions Challenging volume / mix environment in N. America Industry consolidation is accelerating Significant progress on restructuring with majority of savings yet to be realized Improving the footprint - more progress to be made in high cost countries $1 billion of net new business launching through 2009, 80% of which goes into low cost facilities Winning significant new business - nearly $450 million in 2007 Strong market presence in Asia, which will be nearly 50% including non-consolidated sales in 2009 Focused product portfolio Please see appendix for important disclosures regarding "Forward Looking Information".

Action underperforming and non-strategic facilities Achieve competitive cost sourcing and footprint for manufacturing, engineering and SG&A Increase quality and on-time delivery Optimize supplier partnerships Identify / implement operating efficiencies Reduce premium costs Deliver financial results: EBIT-R and Free Cash Flow Systems improvement Improve Base Operations Drive Improvement Leverage focused product strategy Increase innovation Expand diversified customer base Achieve profitable sales growth Leverage technology for global competitive advantage Invest in our people Grow the Business Beat the Competition Our Plan Restructure Control our Destiny Please see appendix for important disclosures regarding "Forward Looking Information".

Restructuring Overview Restructure Control our destiny Expect $400M in cumulative savings through 2009 Please see appendix for important disclosures regarding "Forward Looking Information".

2007 Facility Actions Chicago (closed) Chesapeake, Virginia (closed) Dueren, Germany (sold) Wuelfrath, Germany (sold) Praszka, Poland (sold) Chennai, India (sold) Connersville, Indiana (expected closure 4Q 2007) Additional actions Bedford, Indiana (announced - expected closure in 1H 2008) Additional divestitures and closures in high cost countries Continue to monetize facilities that are more valuable to others $100 million of proceeds from divestitures 2007 facility actions expected to yield net savings of approx. $40 million in 2008 Please see appendix for important disclosures regarding "Forward Looking Information".

Completed sale of starters and alternators manufacturing operation located in Chennai, India First half 2007 sales of about $50 million Nominal gross margin contribution About 800 employees Closed on August 31st - proceeds of USD $30 million Visteon continues to have a significant presence in India Leading positions in climate and instrument clusters 4 manufacturing facilities, 2 technical centers 2,000 employees Chennai, India Divestiture Continued execution of restructuring plan Please see appendix for important disclosures regarding "Forward Looking Information".

Visteon U.K. Overview 2006 sales of about $540 million 45% in non-core products 2006 net operating loss of about $110 million Five major sites principally serving Ford and PAG Approximately 2,500 employees Facility Size Product Basildon 340k ft2 Climate Belfast 293k ft2 Other Enfield 376k ft2 Interiors Halewood 70k ft2 Interiors Swansea 1,130k ft2 Other Working with customers & labor to address losses Please see appendix for important disclosures regarding "Forward Looking Information".

Movement to Lower Cost Movement to Lower Cost 2009 Low Cost Target Manufacturing - 75%; Engineering - 50% Remain on track Please see appendix for important disclosures regarding "Forward Looking Information". Manufacturing Engineering Headcount

N. American Hourly Workforce Profile YE 2005 YE 2006 Q2 2007 w/o IUE U.S. 4326 3501 3016 1641 Mexico 6544 6351 7314 7314 Canada 519 496 584 584 Mexico largest workforce U.S. workforce currently about 3,000; about 2,100 represented by collective bargaining agreements Approximately 1,300 IUE at Connersville and Bedford Zero Master Agreement UAW Please see appendix for important disclosures regarding "Forward Looking Information". Excludes hourly employees leased to ACH

Restructuring Summary $120 million in savings realized to date for completed actions Additional $55 million of net savings from completed actions to be realized by end of 2007 Salaried census reduction Chicago and Chesapeake closures Other manufacturing headcount actions 2007 results include more than $30 million of non-reimbursed expenses associated with the Connersville closure Connersville and Bedford actions provide expected annual savings of $130 million once completed Future actions provide remaining benefit Expect $400M in cumulative savings through 2009 Sufficient escrow funds to execute actions Please see appendix for important disclosures regarding "Forward Looking Information".

Improve Base Operations Key Operating Metrics Continued focus on quality, safety and capital efficiency Y/Y improvements continue 2007 Financial Performance Lower North America production volumes with key customers Results include non-reimbursed costs Premium costs related to program launches and non-core operations "Business Equation" positive Improve Base Operations Drive improvement Please see appendix for important disclosures regarding "Forward Looking Information".

1H 2005 1H 2006 1H 2007 Cap-Ex 17.5 14 29 Please see appendix for important disclosures regarding "Forward Looking Information". 2005 2006 1H 2007 PPM 218 72 51 Quality - PPM's 29% 67% 2005 2006 1H 2007 LTC 0.4 0.22 0.17 Safety 45% 23% 1H 2005 1H 2006 1H 2007 Cap-Ex 277 183 144 Premium Costs ($ in mils) Improve the Business - Key Metrics

Grow the Business Significant new business wins in 2006 Continued momentum in 2007 Well balanced across product portfolio and regions Diversified customers Product capability and operating footprint Grow the Business Beat the Competition Please see appendix for important disclosures regarding "Forward Looking Information".

Product Sales - Segment / Region Product Sales - Segment / Region Product Sales - Segment / Region Product Sales - Segment / Region 1H 2006 1H 2007 Segment Region Shift related to Chassis facilities divested ROW growth offsets N. America declines Please see appendix for important disclosures regarding "Forward Looking Information". Electronics 30% Climate 27% Interiors 25% Other 18% Electronics 30% Climate 29% Interiors 26% Other 15% Europe / SA 40% N. America 39% Asia 21% Europe / SA 43% N. America 32% Asia 25%

Net New Business Growth $1.0 Billion 2007 2008 2009 New Wins 0.532 0.707 0.513 Net Growth 0.106 0.493 0.427 Defined as: Net awarded business Launched over next 3 years Updated annually $725 million outside of NA 80% of new wins will be manufactured in lower cost facilities ($ in billions) Please see appendix for important disclosures regarding "Forward Looking Information".

Nearly $450 million of new business wins June YTD Grow the Business - New Business Grow the Business Beat the Competition Please see appendix for important disclosures regarding "Forward Looking Information". Electronics Climate Interiors Europe / SA North America Asia By Product By Region Additional non-consolidated wins of $170M Significant renewal awards; minimal incumbent losses Tracking to another strong year

Product Sales Incl. Non-consolidated Subs Asia sales increased nearly $400 million - 22% Y/Y Asia non-consolidated sales total about $600 million Well positioned to participate in the continued growth of the Asian market Europe / SA 40% N. America 29% Asia 31% 31% 31% Europe / SA 37% N. America 36% Asia 27% Non-consolidated 1H 2007 sales total nearly $800M - 80% in Asia 1H 2006 1H 2007 Please see appendix for important disclosures regarding "Forward Looking Information".

Asian Growth Visteon Asian sales will be nearly 50% in 2009 Well positioned with established global OEMs Opportunity for additional growth with regional OEMs Low cost cars will fuel Asian market growth Please see appendix for important disclosures regarding "Forward Looking Information". Today 2009E Asia 31% Asia ~50% Asian market expected to grow by 18% to become largest global market (Incl. non-consolidated subsidiaries) (Incl. non-consolidated subsidiaries)

2007 First Half Financial Results Sales even on a Y/Y basis Significant shifts - customer, region and mix EBIT-R performance impacted by: 2006 non-recurring benefits 2007 costs associated with restructuring actions Lower NA productions volumes and product mix Business equation positive SG&A efficiencies Positive cash from operations Liquidity bolstered Please see appendix for important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information". Financial Results On Target

June 30 US cash balance of +$700 million 75%+ in N. America and Europe Asia accessible Cash levels provide flexibility and runway needed to execute plan; divestitures provide additional liquidity Cash, Debt and Liquidity Cash, Debt and Liquidity ($ in millions) Please see appendix for important disclosures regarding "Forward Looking Information".

2007 Second Half Considerations Recently announced Ford NA production schedule generally in-line with expectations Ford EU production remains strong Chennai divestiture impact not material Significant labor disruption not anticipated

Summary Restructuring actions on track Driving improvements in the operations New business wins / customer diversification continue Solid liquidity to execute our plan Moving forward as planned Please see appendix for important disclosures regarding "Forward Looking Information".

Appendix

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including general economic conditions, including changes in interest rates and fuel prices; the automotive vehicle production volumes and schedules of our customers, and in particular Ford's vehicle production volumes; work stoppages at our customers; our ability to satisfy our future capital and liquidity requirements and comply with the terms of our existing credit agreements and indentures; the financial distress of our suppliers, and other significant suppliers to our customers, and possible disruptions in the supply of commodities to us or our customers due to financial distress or work stoppages; our ability to timely implement, and realize the anticipated benefits of, restructuring and other cost-reduction initiatives, including our multi-year improvement plan, and our successful execution of internal performance plans and other productivity efforts; the timing and expenses related to restructurings, employee reductions, acquisitions or dispositions; increases in raw material and energy costs and our ability to offset or recover these costs; the effects of reorganizations and/or restructuring plans by our customers; the effect of pension and other post-employment benefit obligations; increases in our warranty, product liability and recall costs; the outcome of legal or regulatory proceedings to which we are or may become a party; as well as those factors identified in our filings with the SEC (including our Annual Report on Form 10- K for the fiscal year ended Dec. 31, 2006). We assume no obligation to update these forward- looking statements. Forward Looking Information

Use of Non-GAAP Financial Information Throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "EBIT-R." EBIT-R represents net income (loss) before net interest expense and debt extinguishment cost and the provision for income taxes, excluding impairment, extraordinary items and net unreimbursed restructuring expenses and other reimbursable costs as well as the one-time gain on the ACH Transactions. Management believes EBIT-R is useful to investors because it provides meaningful supplemental information regarding the Company's operating results because the excluded items may vary significantly in timing or amounts and/or may obscure trends useful in evaluating and comparing the Company's continuing operating activities. Management uses this measure for planning and forecasting in future periods. EBIT-R is not a recognized term under GAAP and does not purport to be an alternative to net earnings (losses) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of EBIT-R may not be comparable to other similarly titled measures of other companies. Additionally, EBIT-R is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

EBIT-R Reconciliation ($ in millions)